AGREEMENT made this 1st day of November, 1990.

B E T W E E N:

                              IGF INSURANCE COMPANY
                           of Des Moines, Iowa, U.S.A

                        (hereinafter designated as "IGF")

                                     - and -

                        SYMONS INTERNATIONAL GROUP, INC.,
                        of Indianapolis, Indiana, U.S.A.

                        (hereinafter designated as "SIG")

         WHEREAS IGF is desirous of retaining the services of certain senior executives of SIG for the supply of executive management, as well as assistance in, but not limited to, the following areas:

         1)       Accounting
         2)       Investments
         3)       Marketing
         4)       Data Processing
         5)       Reinsurance

         AND WHEREAS SIG is prepared to provide such executive management and assistance as required by IGF.

         NOW THEREFORE IN CONSIDERATION of the mutual covenants and premises contained herein the parties hereto agree as follows, to be effective as of the date first written above: 1. SIG agrees to provide, through certain of its senior executives, such executive management as may from time to time be required by IGF.

2. SIG agrees to provide assistance to IGF through use of SIG's staff in the following specific areas; however, assistance is not limited to only these areas:

                  1)       Accounting
                  2)       Investments
                  3)       Marketing
                  4)       Data Processing
                  5)       Reinsurance

3. IGF agrees, as consideration for the services as hereinbefore referred to, to pay to SIG in respect to the calendar year 1990 the sum of $100,000-00 (U.S.) and for the calendar year 1991 the minimum sum of $600,000.00 (U.S.), adjusted annually at December 31st to be equal to 3% of the first $25,000,000 gross written premium and 1 1/2% of the gross written premium in excess of $25,000,000, excluding private passenger automobile premium written by IGF, such monies to be paid in such installments and at such time as the parties hereto may from time to time mutually agree upon.

4. This agreement covers the calendar years 1990 and 1991 and may be extended by the parties hereto to cover subsequent calendar years by written endorsement signed by both parties hereto.

         IN WITNESS WHEREOF the parties hereto have executed this agreement by officers duly authorized in that behalf.

                                       IGF INSURANCE COMPANY



                                       Per: William L. McDonald


                                       Per: Carol J. Sorvik



                                       Symons International Group, Inc.


                                       Per: Douglas Symons


                                       Per: Terry E. Diers

                                 ADDENDUM NO: 1

                                       TO

                               SERVICES AGREEMENT
                             dated November 1, 1990

                                     Between

                          IGF INSURANCE COMPANY Of Des
                              Moines, Iowa, U.S.A.
                        (hereinafter designated as "IGF")

                                       and

                        SYMONS INTERNATIONAL GROUP, INC.
                        Of Indianapolis, Indiana, U.S.A.
                        (hereinafter designated as "SIG")


         IT IS MUTUALLY understood and agreed that this agreement shall be extended to cover the year 1992 and that Section 3. shall be amended to read as follows, from this date forward:

         IGF agrees, as consideration for the services as hereinbefore referred to, to pay to SIG in respect to the calendar year 1992 the sum of $600,000.00 (U.S.) maximum paid in monthly installments of $50,000.00 (U.S.) per month on or before the 15th day of each month.

         All other terms and conditions remain unaltered.

         This Addendum has been drawn up in duplicate and signed by each of the parties.

In Indianapolis, Indiana, this 10th day of April, 1992.



                                                SYMONS INTERNATIONAL GROUP, INC.

                                                Douglas Symons


and in Des Moines, Iowa, this 10th day of April, 1992.



                                                IGF INSURANCE COMPANY

                                                Terry E. Diers
                                       -4-

                                 ADDENDUM NO. 2

                                       TO

                    SERVICE AGREEMENT DATED NOVEMBER 1, 1990

                                     Between

                          IGF INSURANCE COMPANY Of Des
                              Moines, Iowa, U.S.A.
                        (hereinafter designated as "IGF")

                                       and

                        SYMONS INTERNATIONAL GROUP, INC.
                        Of Indianapolis, Indiana, U.S.A.
                        (hereinafter designated as "SIG")


         IT IS MUTUALLY understood and agreed that this agreement shall be extended to cover the year 1993 and that Section 3, as amended in Addendum No. 1 dated April 10, 1992 is correct as stated. The maximum fees payable for 1993 is limited to $600,000 payable in monthly installments of $50,000 (U.S.) on or before the 15th day of each month.

         All other terms and conditions remain unaltered.

         This Addendum has been drawn up in duplicate and signed by each of the parties.

         This Addendum has been drawn up in duplicate and signed by each of the parties.

In Indianapolis, Indiana, this 17th day of February, 1993.



                                                SYMONS INTERNATIONAL GROUP, INC.


and in Des Moines, Iowa, this 22nd day of February, 1993.



                                                IGF INSURANCE COMPANY



                                       -5-